Exhibit 99.3 Decoding Biology To Radically Improve Lives August 2024

Important Information This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding bringing better medicines to patients more rapidly and more cost efficiently; the occurrence or realization of near-or medium-term potential milestones; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, and progression toward IND-enabling studies; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and the amount and timing of potential milestone payments; the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS, including augmentation of our dataset and movement toward autonomous discovery; outcomes and benefits expected from the Tempus and Helix relationships, including our building of large-scale causal AI models; outcomes and benefits expected from the Large Language Model-Orchestrated Workflow Engine (LOWE); the potential for additional partnerships and making data and tools available to third parties; expected supercomputer capabilities; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; the potential size of the market opportunity for our drug candidates; outcomes and benefits expected from the Enamine partnership, including the generating and co-branding of new chemical libraries; and many others. Such statements also include statements regarding the proposed business combination of Recursion and Exscientia plc (“Exscientia”) and the outlook for Recursion’s or Exscientia’s future business and financial performance, including the combined company’s first-in-class and best-in-class opportunities; potential for annual peak sales from successful programs of over $1 billion each; potential milestone payments of the combined company of approximately $200 million over the next 2 years from current partnerships; potential for more than $20 billion in total milestone payments for the combined company from partners before royalties; percentage of the pro forma company to be received by Exscientia shareholders; ability to reduce pro forma spend of the combined company; revenue, business synergies, and reduced pro forma spend from the combination resulting in cash runway extending into 2027; completion of the business combination in 2025; and many others. Such forward-looking statements are based on the current beliefs of Recursion’s and Exscientia’s respective management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the inability to obtain Recursion’s stockholder approval or Exscientia’s shareholder approval or the failure to satisfy other conditions to completion of the proposed combination, including receipt of the required regulatory approvals and obtaining the sanction of the High Court of Justice of England and Wales to the Scheme of Arrangement, on a timely basis or at all; risks that the proposed combination disrupts each company’s current plans and operations; the diversion of the attention of the respective management teams of Recursion and Exscientia from their respective ongoing business operations; the ability of either Recursion, Exscientia or the combined company to retain key personnel; the ability to realize the benefits of the proposed combination, including cost synergies; the ability to successfully integrate Exscientia's business with Recursion’s business or to integrate the businesses within the anticipated timeframe; the outcome of any legal proceedings that may be instituted againstRecursion, Exscientia or others following announcement of the proposed combination; the amount of the costs, fees, expenses and charges related to the proposed combination; the effect of economic, market or business conditions, including competition, regulatory approvals and commercializing drug candidates, or changes in such conditions, have on Recursion’s, Exscientia’s and the combined company’s operations, revenue, cash flow, operating expenses, employee hiring and retention, relationships with business partners, the development or launch of technology enabled drug discovery, and commercializing drug candidates; the risks of conducting Recursion’s and Exscientia’s businesses internationally; the impact of potential inflation, volatility in foreign currency exchange rates and supply chain disruptions; the ability to maintain technology-enabled drug discovery in the biopharma industry; and risks relating to the market value of Recursion’s common stock to be issued in the proposed transaction. Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K and Exscientia’s most recent Annual Report on Form 20-F, including the risks summarized in the section entitled “Risk Factors,” Recursion’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31 and June 30, 2024 and Exscientia’s filing on Form 6-K filed May 21, 2024, and each company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com in the case of Recursion, http://investors.exscientia.ai in the case of Exscientia, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Neither Recursion nor Exscientia undertakes any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. 2

Important Information (continued) Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. Additional Information and Where to Find It This communication relates to the proposed business combination of Recursion and Exscientia that will become the subject of a joint proxy statement to be filed by Recursion and Exscientia with the SEC. The joint proxy statement will provide full details of the proposed combination and the attendant benefits and risks. This communication is not a substitute for the joint proxy statement or any other document that Recursion or Exscientia may file with the SEC or send to their respective security holders in connection with the proposed transaction. Security holders are urged to read the definitive joint proxy statement and all other relevant documents filed with the SEC or sent toRecursion’s stockholders or Exscientia’s shareholders as they become available because they will contain important information about the proposed transaction. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Recursion’s Investor Relations department at investor@recursion.com; or by contacting Exscientia’s Investor Relations department at investors@exscientia.ai. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Participants in the Solicitation Recursion, Exscientia and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed business combination. Information about Recursion’s directors and executive officers is available in Recursion’s proxy statement dated April 23, 2024 for its 2024 Annual Meeting of Stockholders. Information about Exscientia’s directors and executive officers is available in Exscientia’s Annual Report on Form 20-F dated March 21, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and all other relevant materials to be filed with the SEC regarding the proposed combination when they become available. Investors should read the joint proxy statement carefully when it becomes available before making any voting or investment decisions. 3

Recursion and Exscientia Combination 4

Recursion enters agreement with Exscientia to bring better medicines to patients more rapidly and more cost efficiently

Combination of Many Complementary Factors

- **Pipeline**: Diverse portfolio of clinical and near-clinical programs with ~10 clinical readouts over the next ~18 months
- **Partnerships**: Diverse portfolio of transformational partnerships with potential for over $200 million in milestone payments over the next 2 years
- **Platform**: Full-stack technology-enabled small molecule discovery platform
- **Business**: ~$850 million in combined cash (end of Q2 2024), estimated annual synergies of ~$100 million or more and runway into 2027
- **People**: Shared vision to leverage technology & talent to discover and develop high quality medicines efficiently and at scale

Recursion®

Exscientia

5 Recursion. | Exscientia

Recursion + Exscientia: Pipeline

- **Diverse Portfolio** of clinical or near-clinical programs
  - **~10 clinical readouts** over the **next ~18 months**
  - Complementary therapeutic pipelines with **no competitive overlap**
  - Most of these programs, if successful, could have **annual peak sales** opportunities **>$1 billion** each
- **Strategic Focus**
  - **Recursion:** first-in-disease drug candidates in oncology, rare disease, infectious disease
  - **Exscientia:** best-in-class drug candidates in oncology, inflammation, immunology
- **Many additional research and discovery programs** for both companies

~10 clinical readouts in the next 18 months

Combining first-in-class and best-in-class opportunities



6

Recursion. | Exscientia

Recursion + Exscientia: Pipeline of more than 10 technology-enabled programs demonstrate maturity and de-risking

	Program	Indication	Target	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Near-Term Milestones
Rare & Other	**REC-994**	Cerebral Cavernous Malformation	Superoxide	*SYCAMORE* (through Phase 2)				Topline readout Sep. 2024
	REC-2282	Neurofibromatosis Type 2	HDAC	*POPLAR* (through Phase 2)				Preliminary readout Q4 2024
	REC-4881	Familial Adenomatous Polyposis	MEK	*TUPELO* (through Phase 2)				Preliminary readout H1 2025
	REC-3964	*Clostridioides difficile* Infection	TcdB	*ALDER* (through Phase 1)				Ph2 initiation in Q4 2024
	EXS4318	Inflammatory Diseases	PKC-theta	(through Phase 1)		Bristol Myers Squibb		Positive early Ph1 data
	Epsilon	Fibrotic Diseases	Undisclosed	(Preclinical)				IND submission early 2025
Oncology	**REC-4881**	Advanced AXIN1/APC-mutant Cancers	MEK	(through Phase 2)				Preliminary readout H1 2025
	EXS617	Advanced Solid Tumours	CDK7	*ELUCIDATE* (through Phase 1)				Mono tx dose escalation H2 2024
	REC-1245	Advanced HR-Proficient Cancers	RBM39	(Preclinical)				IND submission Q3 2024
	EXS74539	AML, SCLC	LSD1	(Preclinical)				IND submission H2 2024
	EXS73565	Haematological Malignancies	MALT1	(Preclinical)				IND submission H2 2024

Note: Over a dozen discovery programs in combined pipeline, including ENPP1 inhibitor in collaboration with Rallybio, which is expected to achieve development candidate nomination of a small molecule inhibitor of ENPP1 for the treatment of patients with HPP in the fourth quarter of 2024

Recursion. Exscientia

In addition, **4 large strategic collaborations (e.g., Roche, Bayer, Sanofi, Merck KGaA)** with **10 programs already optioned across oncology and immunology**

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Recursion. Exscientia

Recursion + Exscientia: Partnerships • Diverse Portfolio of transformational partnerships with leading large pharma companies • 10 programs already optioned across oncology and immunology • Combined company expects potential additional milestone payments of ~$200 million over the next 2 years from current partnerships • Potential for >$20 billion in total combined revenue before royalties from partners • Transformational Large Pharma Partnerships • Recursion: Roche-Genentech (neuroscience, single GI-oncology indication), Bayer (oncology) • Exscientia: Sanofi (oncology, immunology), Merck KGaA (oncology, immunology) Recursion Partners Exscientia Partners 8 Trademarks are the property of their respective owners and used for informational purposes only.

Recursion + Exscientia: Platform • Core Strengths • Recursion: scaled biology exploration and translational capabilities primarily focused on first-in- disease opportunities • Exscientia: precision chemistry design and small molecule automated synthesis primarily focused on best-in-class opportunities • Assembles a full-stack platform spanning • Patient-centric target discovery • Hit discovery and lead optimization • Automated chemical synthesis • Predictive ADMET and translation • Biomarker selection • Clinical development 9

Overview of areas where Exscientia’s capabilities can immediately integrate and complement the Recursion OS upon close Complementary capabilities through combination with Exscientia labelled in orange. 10

Recursion + Exscientia: Summary of complementary factors

	Recursion	Exscientia
Platform Strength	**Scaled exploration** and mapping of **biological relationships**	**Precision chemistry** design and molecular synthesis
Internal Pipeline	**First-in-class** products in oncology, rare disease, infectious disease	**Best-in-class** products in oncology, inflammation, immunology
Large Pharma Partnerships	**Roche-Genentech** (neuro, single GI-onc indication), **Bayer** (oncology)	**Sanofi** (oncology, immunology), **Merck KGaA** (onc, immunology)
Cash (End of Q2 2024)	~$475 million	~$370 million*
Locations	Salt Lake City, London, Toronto, Montreal, San Francisco Bay Area	Oxford, Boston, Vienna, Dundee, Miami
Employees	>500	>350

This preliminary financial data for Exscientia has been prepared by and is the responsibility of Exscientia, and it has not been reviewed or audited by the company's independent auditor. Exscientia's actual results may differ from these preliminary financial results.

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Recursion | Exscientia

Transaction details of Recursion-Exscientia combination

Stock Consideration

- Stock for stock transaction
- **Exscientia shareholders** will receive **0.7729 shares of Recursion Class A common stock** for each Exscientia ordinary share, subject to rounding for fractional shares

Pro-Forma Ownership

- **Recursion shareholders** will own **~74%** of the combined company
- **Exscientia shareholders** will own **~26%** of the combined company

Cash Position

- **~$850 million in combined cash** at the end of Q2, 2024
- Expect pro-forma combined financial plans to extend **runway into 2027**
- Estimated **annual synergies of ~$100 million or more**

Management and Board

- **Recursion** will be the **Go-Forward Entity**
- Recursion Co-Founder & CEO **Chris Gibson** will be **CEO of combined company**
- Exscientia Interim CEO **David Hallett** will join as **Chief Scientific Officer**
- Two Exscientia Board Members will join the Recursion Board

Timing and Approvals

- Expect this transaction to **close by early 2025**
- Subject to approval of both companies' shareholders and closing conditions


Recursion
Recursion


Exscientia

12
Pro-forma ownership is based on the number of shares outstanding today
Recursion | Exscientia

Exscientia: ‘617 precision designed to have best-in-class properties Maximize upside potential of precision- Precision designed to maximize therapeutic index allowing for designed GTAEXS617 with purchase of full optimized combinations and potentially better efficacy rights from GT Apeiron: • Selectivity, reversibility & efflux design properties limit • Upfront $10m in cash + $10m in potential toxicities to widen therapeutic index Exscientia equity + single digit royalties • CDK7 regulates both cell cycle and transcription • Potential best-in-class molecule in • Cell cycle inhibitors are a validated mechanism of action: CDK4/6 Phase 1/2 studies inhibitors generated $11 billion in sales in 2023 • Ahead of monotherapy dose escalation • Opportunity in multiple tumor types clinical trial data • Ongoing ELUCIDATE Phase I/II trial in patients with advanced solid tumors and potential best in class* • Ahead of monotherapy dose escalation clinical trial data • Full rights acquired for ‘617 – CDK7 inhibitor • Across these six tumor types, there are 75k newly diagnosed patients in the US per year CDK7 • CDK4/6 relapsed breast cancer is the first indication being considered for combination dose expansion – expected to start in 2H24/1H25 Sales data from Evaluate Pharma *Tumor types: head and neck cancer, colorectal cancer, pancreatic cancer, non-small cell lung cancer (NSCLC), HR+/HER2- breast cancer and ovarian cancer

Recent Business Developments and Potential Milestones 14

Roche-Genentech Optioned Industry-First Neuroscience Phenomap from Recursion for $30 Million $30 million is part of a fee structure that could exceed a total of $500 million Fee across multiple maps, not inclusive of program milestones Structure Validates Recursion’s scientific approach to mapping biology as well as Validated Recursion’s ability to deliver on success-based data options Approach Augmenting this map with chemical perturbations, completion and acceptance Milestone could trigger a larger second milestone payment Payment Built cell manufacturing technologies and produced >1 trillion hiPSC derived Building neuronal cells to create this initial map Technologies Building additional maps in other neural cell contexts that will further Additional investigate genome scale genetic and diverse chemical perturbations for this Maps decade-long collaboration 15

Recursion is delivering value across its partnership with Bayer in undruggable oncology On track to complete 25 unique multi-modal data packages in Q3 Work initiated Nov 2023 Focus on Oncology Q1 Q2 Q3 Bayer is the 1st beta-user Initiated 1st Joint Project which is of LOWE (Recursion’s LLM advancing rapidly towards Lead Orchestrated Workflow Engine) Series nomination 16

Clinical: CCM

REC-994 for CCM : Topline Readout in September 2024

SYCAMORE is the first industry-sponsored Phase 2 trial for CCM

Disease & Unmet Need

- **Cerebral Cavernous Malformation (CCM)** affects ~360,000 symptomatic patients in the US and EU5
- **Loss of function mutations** in *CCM1*, *CCM2*, *CCM3* genes lead to vascular abnormalities in the CNS
- **Symptoms** include seizures, headaches, hemorrhage, focal neurological deficits
- **No approved therapies** with treatment options limited to surgery or stereotactic radiosurgery

REC-994 Phase 2

SYCAMORE
Randomized, double-blind, placebo-controlled trial

- **Primary :** Safety and tolerability
- **Secondary :** About a dozen efficacy measures including clinician-measured outcomes, MRI imaging, and patient reported outcomes

Topline Readout September 2024

- Efficacy analysis will focus on **identifying trends** across **multiple endpoints** and **population subgroups**
- We and KOLs believe that **movement in one or more of these efficacy measures supports continued development** of this program
- We look forward to discussing data and **engaging the FDA** on a **potential path to registration**

"*Small-molecule therapeutics designed to exploit specific targets in the CCM1–CCM2–CCM3–MEKK3 pathways may reduce CCM growth, progression, and bleeding, offering the possibility of effective nonsurgical treatments for CCM.*
– Edward R Smith, MD, Harvard

Almost every patient has wanted to be part of the extension portion of the SYCAMORE trial. REC-994 was the first drug that came into trials for our patients, and it is still the only drug in Phase 2 that is industry sponsored. Machine learning won the race **– Connie Lee, CEO, Alliance to Cure CCM**"

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Recursion

Milestones: Pipeline – 7 Clinical Trial Readouts Expected in ~18 Months

Pipeline

- **CCM: Ph2** readout expected in **September 2024**
- **NF2: Ph2** safety & preliminary efficacy expected in **Q4 2024**
- **FAP: Ph2** safety & preliminary efficacy expected in **H1 2025**
- **AXIN1 or APC Mutant Cancers: Ph2** safety & preliminary efficacy expected in **H1 2025**
- ***C. difficile* Infection: Ph2 initiation** expected in **Q4 2024** with preliminary **readout** expected by end of **2025**

- **Advanced HR-Proficient Cancers, Target RBM39: IND** submission expected in **Q3 2024. Ph1/2 initiation** expected in **Q4 2024** with **Ph1 dose-escalation readout** by end of **2025**
- **Target Epsilon** (novel target in fibrotic diseases): **IND** submission expected in **early 2025** with **Ph1 healthy volunteer readout** by end of **2025**

- **Dozens of internal & partner programs** in early stages with first **LLM & causal model driven programs entering pipeline**

SYCAMORE

POPLAR

TUPELO

LILAC

ALDER

18

Recursion

Milestones: Partnerships and Platform

Partnerships

- **Roche & Genentech:** validation **program option exercised** for 1st validated hit series in oncology, **1st neuroscience phenomap optioned for $30M** (part of a structure that could exceed a total of $500M across multiple maps), potential for near-term **program and additional map options**
- **Bayer:** delivered **multiple oncology data packages,** on track to complete **25 unique data packages** in **Q3 2024**, advancing **1st joint project** towards lead series nomination, agreed to be **1st beta-user of LOWE** for drug discovery and development, potential near-term **program options**
- **Tempus & Helix:** building large-scale **causal AI models** to generate **target hypotheses** across cancer and other disease areas, exploring **novel NSCLC targets**
- Potential for **additional partnership(s)** in large, intractable areas of biology

Platform

- Built our 1st genome-scale **transcriptomics KO map**, moving towards **multiomics foundation models**
- **Active learning** and exploration of **proteomics, organoids, spheroids, & automated synthesis**
- Potential to **make some data and tools available** to biopharma and commercial users
- OS moving towards **autonomous discovery**

Strong Financial Position

~$474M in cash Q2 2024

Cash refers to cash and cash equivalents at the end of Q2 2024

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Recursion

Value Proposition and OS 20

There is a formula for mapping and navigating complex systems using technology 2 Data Aggregate and organize data to create digital maps of reality 2 Digital (bits) 3 1 Real (atoms) Algorithms 3 Navigate digital maps to Profile Systems 1 predict novel relationships, Capture high-dimensional then try them in reality data to create a digital record of reality (things, places, preferences, etc.) 21

Data roadblocks make mapping and navigating biology difficult Analog Standard The fax machine is alive and well in medicine, while in biopharma, study results from CROs are still often reported as PDFs or scanned printouts Siloed Data in Pharma ! Biopharma has 100s of petabytes of ! scientific data stored on a project-by- ! ! ! ! ! project basis without the meta-data or ! annotation needed to relate it to other ! ! projects or questions in biology Reproducibility Crisis Multiple studies have shown that the vast majority of published academic literature cannot be recapitulated Trademarks are the property of their respective owners and used for informational purposes only. 22 Baker, M. Irreproducible biology research costs put at $28 billion per year. Nature (2015). https://doi.org/10.1038/nature.2015.17711

We are building and aggregating purpose-built datasets to map and navigate biology Data Each week we digitize millions of our own experiments across multiple layers of biology Algorithms from cell to animal Profile Systems We own and operate one of the We have built and continue to fastest supercomputers on earth, scale among the world’s most allowing us to train LLMs & FMs fit prolific automated wet labs for the purpose of drug discovery Recursion OS Improved and scaled clinical pipeline 23

The Recursion OS integrates modules across many diverse steps to industrialize drug discovery and development 24

We connect data layers to build multiomic digital maps of biology 25

2 weeks 6 months Phenomics: Foundation models improve at detecting biology DATA GENERATION MODELS Recall of biological relationships vs model size >250 million experiments 2 weeks of rapid >50 human cell types iteration on Phenom-2 0.50 candidate Biohive-2 >1 trillion neurons generated Phenom-1 enabled 0.48 Brightfield to capture dynamics 25.7% 0.46 increase in 0.44 Phenom- expressed gene Beta DL- knock-outs 2 0.42 detected 10⁸ 10⁹ Parameters 26 Biological recall

Transcriptomics: Multimodal data scales validation and mapping DATA GENERATION MODELS >1M samples sequenced Replaced time-consuming, disease- 1st genome-scale transcriptomic map specific validation assays with portfolio- wide multimodal model workflow Transcriptomics IL-6 pathway 90% 60% Ability to predict Ability to predict compounds that failed compounds that passed later disease-relevant later disease-relevant assays in internal tests assays in internal tests Phenomics 27

ADME: Data and scale lead to State of the Art models DATA GENERATION MODELS Our single generalizable model improves with Estimated 90x throughput over manual approach multimodal data and model size >750 compounds per week Generalized performance over all 22 TDC ADMET 1.25 datasets 1.00 External best model 2024 0.75 0.50 0.25 Average of 0.00 all TDC models -0.25 10⁶ 10⁷ 10⁸ 10⁹ Number of parameters 28 Normalized performance

InVivomics accelerates decision-making in late discovery DATA GENERATION MODELS >1,000 digital mouse cages • Machine learning enables scale by extracting signals 150 digital rat cages in 2024 from video and Social housing increases relevance temperature sensors • Applied across breadth of Recursion portfolio • Designed to select the right molecule at the right dose before entering efficacy studies 29

Patient Data: Path to uncover novel disease drivers with Maps DATA GENERATION MODELS >20 PB of real-world multi-modal oncology Combining data Recursion maps of biology with patient clinical Hundreds of data unlocks thousands of unique causal modeling to de-identified patient find novel targets records across diverse therapeutic areas 30

The Recursion OS maps and navigates biology to shift drug discovery from bespoke science to scaled engineering Failing faster and earlier to › › spend less › › and go faster Recursion Industry Screen — 100 100 30 35 80% 55% 30 Hit ID — 25 80 55 25 75% 32% 20 Validated Lead — 18 20 15 60 37% 15 Advanced Candidate — 7 10 10 85% 62% 5 Development Candidate — 5 51 4 0 0 Industry Recursion Industry Recursion Industry Recursion We believe that, compared to industry averages, our approach enables us to: (i) identify low-viability programs earlier in the research cycle, (i) spend less per program and (iii) rapidly advance program to a validated lead candidate. All industry data has been adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214. The cost to IND has been inflation- 31 adjusted using the US Consumer Price Index (CPI) through 2023. The Recursion data shown for the transition stages and time to validated lead is the average of all Recursion programs since late 2017 through 2023. The Recursion data shown for cost to IND pertains to the actual and projected costs for a novel chemi cal entity to reach IND. Stage Cost to IND ($M) Time to Validated Lead (mo)

Our unique approach creates novel opportunities Recursion’s Approach High potential, Low potential, unexplored unexplored Low potential, High potential, thoroughly explored thoroughly explored 32

We harness value from the Recursion OS with a multi-pronged capital efficient business strategy Pipeline Strategy Precision Oncology Build internal pipeline in indications with potential for Rare Disease accelerated path to approval Pipeline Partnership Strategy Neuroscience* Partner in complex therapeutic areas Undruggable Oncology requiring large financial commitment or competitive arbitrage Partnerships Other large, intractable areas Leverage partner knowledge and clinical development capabilities of biology (e.g., CV/Met) Data Strategy Licensing License subsets of data and key tools Augment Recursion OS Direct generation of new data Data internally to maximize pipeline and partnership value-drivers *Includes a single oncology indication from our Roche and Genentech collaboration. 33

Value Creation – Pipeline 34

We harness value from the Recursion OS with a multi-pronged capital efficient business strategy Pipeline Strategy Precision Oncology Build internal pipeline in indications with potential for Rare Disease accelerated path to approval Pipeline Partnerships Data *Includes a single oncology indication from our Roche and Genentech collaboration. 35

Our pipeline reflects the scale and breadth of our approach

	Program	Indication	Target	Patient Population	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Near-Term Milestones
Rare & Other	**REC-994**	Cerebral Cavernous Malformation	Superoxide	~ 360K[1]	*SYCAMORE*				Topline readout in September 2024
	REC-2282	Neurofibromatosis Type 2	HDAC	~ 33K[2]	*POPLAR*				Preliminary data readout in Q4 2024
	REC-4881	Familial Adenomatous Polyposis	MEK	~ 50K[3]	*TUPELO*				Preliminary data readout in H1 2025
	REC-3964	*Clostridioides difficile* Infection	TcdB	~730K					Ph2 initiation in Q4 2024
	Epsilon	Fibrotic Diseases	Undisclosed	~ 50K[4,5,6]					IND submission in early 2025
Oncology	**REC-4881**	Advanced AXIN1/APC-mutant Cancers	MEK	~ 104K[7]	*LILAC*				Preliminary data readout in H1 2025
	REC-1245	Advanced HR-Proficient Cancers	RBM39	~ 220K[8]					IND submission in Q3 2024, Ph 1/2 initiation in Q4 2024

More than a dozen discovery and research programs in oncology or with our partners – first program optioned by Roche-Genentech in GI-oncology

All populations defined above are US and EU5 incidence unless otherwise noted. EU5 is defined as France, Germany, Italy, Spain, and UK. (1) Prevalence for hereditary and sporadic symptomatic population. (2) Annual US and EU5 incidence for all *NF2*-driven meningiomas. (3) Prevalence for adult and pediatric population. (4) Our program has the potential to address several indications. (5) We have not finalized a target product profile for a specific indication. (6) Incidence for US only. (7) 2L+ drug-treatable population. (8) 2L+ drug-treatable population comprising ovarian, prostate, breast, and pancreatic cancers.

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Clinical: CCM

SYCAMORE Clinical Trial : REC-994 for CCM Phase 2 Fully Enrolled

PREVALENCE & STANDARD OF CARE

~360,000

Symptomatic US + EU5,
>1 million patients worldwide live with these lesions today

>5x larger US patient population than other rare diseases like Cystic Fibrosis (>31k patients)

No approved therapy

- Most patients receive no treatment or only symptomatic therapy
- Surgical resection or stereotactic radiosurgery not always feasible because of location and is not curative

CAUSE

LOF mutations in genes *CCM1*, *CCM2* & *CCM3*, key for maintaining the structural integrity of the vasculature due to unknown mechanisms

PATHOPHYSIOLOGY & REASON TO BELIEVE

Vascular malformations of the CNS leading to focal neurological deficits, hemorrhage and other symptoms

Efficacy signal in Recursion OS as well as functional validation via scavenging of massive superoxide accumulation in cellular models; reduction in lesion number with chronic administration in mice

KEY ELEMENTS

- Targeting **sporadic and familial symptomatic CCM** patients with *CCM1*, *CCM2*, and *CCM3* mutations
- Superoxide scavenger, small molecule
- Phase 2 readout **expected September 2024**
- US & EU **Orphan Drug Designation**



Vascular malformations (cavernomas)



Julia – living with CCM

37

Recursion

Clinical: CCM

SYCAMORE Clinical Trial: REC-994 for CCM Phase 2 Fully Enrolled

Topline Data Expected September 2024

Enrollment Criteria

- MRI-confirmed CCM lesion(s)
- Familial or sporadic
- Symptoms directly related to CCM

Outcome Measures

- Primary: Safety and tolerability
- Secondary: Efficacy
- Exploratory: Biomarkers


Screening & Randomization 1:1:1
Treatment
Follow-up
Enroll ~60
400mg
200mg
Placebo
12 Months Treatment Period
Extension Study
Visits: Days 1 & 2
Months 1, 3, 6, 9 & 12

Source : The Symptomatic Cerebral Cavernous Malformation Trial of REC-994 (SYCAMORE)

38

Recursion

Clinical: CCM REC-994 for CCM: Expectations Outcome Measures Trial Update • Primary: Safety and Tolerability • Enrollment is complete • Adverse events & symptoms • Vast majority of participants who completed 12 months of treatment continue to enter long- • Secondary & Exploratory: term extension • Efficacy • Analysis ▪ Clinician-measured outcomes (CGI, PGI) o Identification of trends across ▪ MRI Imaging multiple endpoints ▪ Impact of acute stroke o Changes in vascular permeability (mRS, NIHSS) o E.g., hemosiderin deposition ▪ Patient and Investigator reported outcomes o Change in lesion burden (SMSS, PROMIS-29, CCM-HI, o Subgroup symptom questionnaires) 39

Clinical: NF2

POPLAR Trial: REC-2282 for NF2 Part A Fully Enrolled

PREVALENCE & STANDARD OF CARE

~33,000 **Treatable US + EU**

No approved therapy

- Surgery/RT is standard of care (when feasible)
- Location may make complete resection untenable, leading to hearing loss, facial paralysis, poor balance and visual difficulty
- **Stasis or shrinkage of tumor could improve prognosis**

CAUSE

LOF mutations in NF2 tumor suppressor gene, leading to deficiencies in the tumor suppressor protein merlin

PATHOPHYSIOLOGY & REASON TO BELIEVE

Inherited rare **CNS tumor syndrome** leading to loss of hearing and mobility, other focal neurologic deficits

Efficacy signal in Recursion OS, cellular, and animal models; suppression of aberrant ERK, AKT, and S6 pathway activation in a Phase 1 PD Study in NF2 patient tumors

KEY ELEMENTS

- Targeting **familial & sporadic NF2 meningioma** patients
- CNS penetrant HDAC inhibitor
- Oral dosing
- Part A (adult cohort) **fully enrolled**
- Preliminary readout **expected Q4 2024**
- **Fast-track** and US & EU **Orphan Drug Designation**



Intracranial meningiomas



Ricki – living with NF2

40

Recursion

Clinical: NF2

POPLAR Trial: REC-2282 for NF2 Part A Fully Enrolled

Key Enrollment Criteria

- MRI-confirmed progressive meningioma
- Sporadic meningioma with confirmed NF2 mutation
- Familial NF2 meningioma
- Have documented progression with past 24 months

Outcome Measures

- Primary: PFS6 defined as proportion of patients who are alive or progression free after
- Secondary: ORR, Safety, PK/PD

Phase 2/3 trial initiated in Q2 2022


Phase 2 portion
40 mg TIW
~6 Sporadic
~6 Familial
60 mg TIW
~6 Sporadic
~6 Familial
6-month PFS (Futility Analysis)
Go/No-go to Ph3
Safety/Tolerability
PK
PFS
FDA Mtg

Trial Update

- **Enrollment of adult patients** in Phase 2 portion of the study is **complete** (N=24)
- **Phase 2 readout in adults** (safety & preliminary efficacy) **expected in Q4 2024**

Source : Efficacy and Safety of REC-2282 in Patients With Progressive Neurofibromatosis Type 2 (NF2) Mutated Meningiomas (POPLAR-NF2)

41

Recursion

Clinical: FAP

TUPELO Clinical Trial : REC-4881 for FAP Phase 2 Underway

PREVALENCE & STANDARD OF CARE

~50,000 **Diagnosed US + EU**

No approved therapy

- Colectomy during adolescence (with or without removal of rectum) is standard of care
- Post-colectomy, patients still at significant risk of polyps progressing to GI cancer
- Significant decrease in quality-of-life post-colectomy (continued endoscopies, surgical intervention)

CAUSE

Inactivating mutations in the tumor suppressor gene *APC*

PATHOPHYSIOLOGY & REASON TO BELIEVE

Polyps throughout the GI tract with extremely high risk of malignant transformation

Efficacy signal in the Recursion OS showed specific MEK 1/2 inhibitors had an effect in context of *APC* LOF. Subsequent APC^{min} mouse model showed potent reduction in polyps and dysplastic adenomas

KEY ELEMENTS

- Targeting **classical FAP patients (with *APC* mutation)**
- MEK inhibitor, small molecule
- Oral dosing
- Preliminary readout **expected H1 2025**
- **Fast-Track** and US & EU **Orphan Drug Designation**



Polyps Found in Colon and Upper GI Tract

42

Recursion

Clinical: FAP

TUPELO Clinical Trial : REC-4881 for FAP Phase 2 Underway

Part 2 Enrollment Commenced

Key Enrollment Criteria

- Confirmed *APC* mutation
- ≥ 55 years old
- Post-colectomy/proctocolectomy
- No cancer present
- Polyps in either duodenum (including ampulla of vater) or rectum/pouch

Outcome Measures

- Primary:
  - Safety & Tolerability
  - Change from baseline in polyp burden at 12 weeks
  - RP2D
- Secondary:
  - PK/PD

Screening & Treatment


Part 2
Single agent REC-4881 Dose Escalation
Safety
Tolerability
PK/PD
Recommended Phase 2 Dose
Dose Expansion at RP2D
Futility Assessment
Go/No-Go
12 mg QD (n ≤ 6)
8 mg QD (n ≤ 6)
4 mg QD (n ≤ 6)

Trial Update

Phase 2 initiated preliminary **readout** expected by **H1 2025**

Source : Evaluate REC-4881 in Patients With FAP (TUPELO)

43

Recursion

Clinical: AXIN1 or APC LILAC Clinical Trial: REC-4881 for AXIN1 or APC mutant cancers CAUSE PREVALENCE & STANDARD OF CARE LOF mutations in AXIN1 or APC tumor suppressor genes Treatable US + EU ~104,000 PATHOPHYSIOLOGY & REASON TO BELIEVE Substantial need for developing therapeutics for Alterations in the WNT pathway are found in patients harboring mutations in AXIN1 or APC, as these a wide variety of tumors and confer poor mutations are considered undruggable prognosis and resistance to standard of care To our knowledge, REC-4881 is the only industry Efficacy signal in the Recursion OS and sponsored small molecule therapeutic designed to favorable results in PDX models harboring enroll solid tumor patients harboring mutations in AXIN1 AXIN1 or APC mutations vs wild-type leading or APC to a significant PFS benefit only in mutant models • Targeting AXIN1 or APC mutant cancers • Enrollment ongoing AXIN1/APC regulate WNT signaling KEY ELEMENTS • MEK inhibitor, small molecule • Phase 2 initial readout expected H1 2025 • Oral dosing 44

Clinical: AXIN1 or APC

LILAC Clinical Trial: REC-4881 for AXIN1 or APC mutant cancers

FPI achieved Q1 2024

Enrollment Criteria

- Unresectable, locally advanced, or metastatic cancers
- ≥ 55 years old
- *AXIN1* or *APC* mutation confirmed by NGS (tissue or blood)
- CRC patients must be *RAS / RAF* wildtype
- No MEK inhibitor treatment within 2 months of initial dose
- ≥ 1 prior line of therapy
- ECOG PS 0-1

Outcome Measures

- Primary
  - Safety/tolerability
  - ORR (RECIST 1.1)
- Secondary
  - PK
  - Additional efficacy parameters


Screening & Treatment
Part 1
Part 2
Safety Assessment
12 mg REC-4881 QD
R
P
2
D
AXIN1
(n=10)
APC
(n=10)
Futility Assessment
Futility Assessment
Once 10 pts enrolled in each cohort
with ≥ 1 scan post-baseline
AXIN1
(n=10)
APC
(n=10)

Trial Update

- Utilizing genomics & RWD data for patient/site matching
- **Phase 2** initial **readout** expected **H1 2025**

Source : A Study of REC-4881 in Participants With Cancers Which Have an AXIN1 or APC Mutation

45

Recursion

Clinical: *C. difficile*

ALDER Clinical Trial: REC-3964 for *C. Difficile*

PREVALENCE & STANDARD OF CARE

~730,000 Diagnosed US + EU5 patients

- **Severity of infection varies and can range from mild to severe, requiring colectomy**
  - **>29,000 patients** die in the US each year from CDI
- **Cost burden of up to $4.8bn annually**

TREATMENT PARADIGM

- Standard of care for 1st occurrence: Antibiotics alone
- Recurrence (20-30% of patients) treated with antibiotics ± adjunct therapy (bezlotoxumab IV or fecal transplant)
- REC3964 inhibits the C. difficile toxins and is a non-antibiotic therapy

PATHOPHYSIOLOGY & REASON TO BELIEVE

- Selective Inhibitor of C. difficile Toxins
- Recursion's 1st Small Molecule NCE to Reach the Clinic
- Binds and blocks catalytic activity of the toxin's innate glucosyltransferase, but not the host's


1
C. difficile
Epithelium
Blood vessel


2
Toxins A & B released
Monocyte
Neutrophil

46

Recursion

Clinical: *C. difficile*

ALDER Clinical Trial: POC Phase 2 REC-3964 in Patients at High Risk of *C. Difficile* Recurrence

Enrollment Criteria

- Patients at high risk of recurrence
- ≥3 bowel movements in 24 hours
- Confirm CDI using EIA (toxin)
- No fulminant CDI
- No history of chronic diarrheal illness due to other causes

Outcome Measures

- Primary
  - Rate of recurrence
- Secondary
  - Additional efficacy measures
  - Safety / tolerability
  - PK



Screening
Randomization & Treatment
High Risk of Recurrence Patients with confirmed CDI
Vancomycin
Orally for 14 days
R 2:1:1
N=80
Patients with symptom resolution
REC-3964
500 mg orally BID
REC-3964
250 mg orally BID
Observational
Follow Up

Trial Update

- Phase 1 and DDI studies completed
- Phase 2 initiation expected in Q4 2024, preliminary readout expected by end of 2025

47

Recursion

Preclinical: REC-1245

REC-1245: RBM39 Inhibition for Advanced HR-Proficient Cancers

GOAL	Identify tumor-targeted precision therapeutic NCE with novel MOA capable of potentially treating HR-proficient cancers
INSIGHT FROM OS	Inhibition of target RBM39 (previously referred to as Target γ) may mimic the inhibition of CDK12 while mitigating toxicity related to CDK13 inhibition
FURTHER CONFIDENCE	A Recursion-generated NCE showed single agent efficacy that is enhanced in combination with Niraparib in a BRCA-proficient PDX model
NEXT STEPS	IND submission in Q3 2024 with Phase 1/2 dose finding / confirmation study expected to initiate in Q4 2024



CDK13
0.1 µM
0.25 µM
1.0 µM
2.5 µM
RBM39
CDK12
Similar
Opposite
CDK12
RBM39
2.5 µM
1.0 µM
0.25 µM
0.1 µM
CDK13
REC-1170204

BRCA-proficient ovarian cancer PDX

OV0273 (PDX) in-vivo efficacy



4096
1024
256
64
16
Tumor Volume (Log2 mm³)
0
10
20
30
Days Post Inoculation
****
**
****

Survival data



Treatment Ends
100
50
0
Probability of Survival
0
20
40
60
80
Days Post Inoculation
***
5/8 CRs
*
2/8 CRs
Vehicle
Niraparib
REC-204 100 mpk
REC-204 100 mpk + Niraparib

*Note: in the OV0273 PDX model, mice were treated with a representative lead molecule REC-1170204 (100 mg/kg, BID, PO) ± Niraparib (40 mg/kg, QD, PO) for 28 days. Single agent REC-1170204 or in combination with Niraparib resulted in a statistically significant response vs either Niraparib or vehicle arms. In addition, there was a statistically significant improvement in survival > 30 days post final dose. *p<0.05, ** p<0.01, **** p<0.0001*

48

Recursion

Preclinical: REC-1245 REC-1245: RBM39 Inhibition for Advanced HR-Proficient Cancers Planned Phase 1/2 study of REC-1245 in Biomarker Selected R/R HR-Proficient Solid Tumors Phase 1A Phase 1B Phase 2 Dose Finding Dose Confirmation N=10-30 (Accelerated Titration BOIN) N=20 N=30 N = 3-6 Using BOIN Dose #1 Dose Level 4+ design N=10 Indication #1 Dose Level 3 Dose #2 Single Patient, N=10 Indication #1 Accelerated Titrations Dose Level 2 until Pharmacologically Active Dose (PAD) or minor toxicity / 3 patient cohorts if DLT Trial Update Dose Level 1 • IND submission expected in Q3 2024 • Phase 1/2 initiation expected in Q4 2024 • Phase 1 dose-escalation readout by YE 2025 49

Preclinical: Undisclosed Indication in Fibrosis

Target Epsilon: Novel Approach for Fibrotic Diseases

GOAL	Identify a therapeutic NCE with a novel MOA capable of reversing disease-related fibrotic processes
INSIGHT FROM OS	Recursion-generated hits show concentration-dependent rescue in a disease relevant human PBMC assay and phenomimic genetic KO of *Target Epsilon*
FURTHER CONFIDENCE	Compelling activity demonstrated in a gold standard animal model of a fibrotic disease with significant unmet need
NEXT STEPS	IND submission expected in early 2025 with Phase 1 healthy volunteer readout by YE 2025

Reversal of Fibrocyte Differentiation Assay


+ Pentraxin-2

Diseased State **Healthy State**

- *Differentiation of human PBMCs into fibrocytes can be reversed by Pentraxin-2, a tissue repair protein, to mimic a healthy state*
- *Phenotypic features of healthy state can be replicated by small molecule rescue*

1. REC-1169575 demonstrated concentration dependent rescue in the human fibrocyte phenotypic assay [1]


Disease Score
1.5
1.0
0.5
0.0
-0.5
0.001
0.01
0.1
1
10
REC-1169575 (μM)

2. REC-1169575 mimicked CRISPR-KO of *Epsilon* at low doses and validated in a target Epsilon engagement assay [2]


Normalized BRET Response (%)
125
100
75
50
25
0
0.001
0.01
0.1
1
REC-1169575 (μM)
Similar
Opposite
Epsilon
0.1 μM
0.25 μM
0.25 μM
0.1 μM
Epsilon

3. REC-1169575 significantly reduced collagen in a gold standard animal model of fibrotic disease [3]


Collagen ratio
2.5
2.0
1.5
1.0
0.5
0.0
*
*
Control
Fibrotic Insult
Control / Vehicle
Fibrotic Insult / Vehicle
Fibrotic Insult / SB525334
Fibrotic Insult / REC-1169575

50

*1. Disease Score of 1.0 reflects "disease state" while disease score of 0.0 reflects "healthy state." 2. Target Epsilon NanoBRET assay. 3. REC-1169575 administered 50 mg/kg BID PO. Differences between groups analyzed using Kruskal-Wallis test (*p< 0.05).*

Value Creation – Partnerships 51

We harness value from the Recursion OS with a multi-pronged capital efficient business strategy Pipeline Partnership Strategy Neuroscience* Partner in complex therapeutic areas Undruggable Oncology requiring large financial commitment or competitive arbitrage Partnerships Other large, intractable areas Leverage partner knowledge and clinical development capabilities of biology (e.g., CV/Met) Data *Includes a single oncology indication from our Roche and Genentech collaboration. 52

Exciting scientific collaborations span biopharma, tech & data

Therapeutic discovery

Neuroscience and a single oncology indication

Roche Genentech
Announced Dec 2021

- **$150M upfront** and up to or exceeding **$500M in research milestones and data usage options**
- In addition, up to or exceeding **$300M in possible program milestones** for up to **40 programs**
- **One program** and **one map** already **optioned**
- **Mid to high single-digit tiered royalties** on net sales

Undruggable oncology targets

BAYER
Announced Sep 2020

Significant Update Announced Nov 2023

- **$30M upfront** and **$50M equity investment**
- Increased per program milestones which may be **up to $1.5B** in aggregate for up to 7 oncology programs
- **Mid single-digit royalties** on net sales
- **Recursion owns all algorithmic improvements**
- **First beta-user of LOWE**

Platform, Technology and Data

Computation and ML/AI

NVIDIA
Announced July 2023

- **$50M equity investment**
- Partnership on **advanced computation** (e.g., foundation model development)
- **Priority access** to compute hardware or **DGXCloud Resources**
- **Phenom-Beta**, a phenomics-based foundation model from Recursion, now **available on NVIDIA's BioNeMo platform**

Real-world data access

TEMPUS
Announced Nov 2023

- **Preferential access to >20 PBs of real-world, multi-modal oncology data**, including DNA & RNA sequencing and clinical outcome data for >100,000 patients
- Ability to train **causal AI models** with utility in **target discovery, biomarker development & patient selection**
- **Opportunity to accelerate clinical trial enrollment** through broad clinical network

Helix
Announced May 2024

- Access to hundreds of thousands of de-identified records, including Helix's Exome+(R) **genomics & longitudinal health data**, to train **causal AI models** and design **biomarker & patient stratification strategies** across broad disease areas

Cheminformatics and chemical synthesis

Enamine
Announced Dec 2023

- Utilizes Recursion's **predicted protein-ligand interactions for ~36B compounds** from Enamine's REAL Library
- Aim to generate **enriched screening libraries** & co-brand customer offerings

53
Trademarks are the property of their respective owners and used for informational purposes only.
Recursion

Value Creation – Data Strategy 54

We harness value from the Recursion OS with a multi-pronged capital efficient business strategy Pipeline Partnerships Data Strategy Licensing License subsets of data and key tools Augment Recursion OS Direct generation of new data Data internally to maximize pipeline and partnership value-drivers *Includes a single oncology indication from our Roche and Genentech collaboration. 55

The Recursion OS is a palette of evolving sophisticated modules 56

LOWE puts the Recursion OS at your fingertips via natural language without any coding expertise required [ DEMO ] 57

LOWE puts the Recursion OS at your fingertips via natural language without any coding expertise required [ DEMO ] 58

The Recursion OS is now more than a collection of point solutions accessible to expert users …it is increasingly integrated and accessible via a Discovery User Interface that can be used by any of our scientists from the comfort of their laptop… 59

Culture and Team 60

Our People

Functional Breakdown


>50%
have advanced degrees

>500 employees

- Technology – data science, software engineering, automation, etc.
- Life Sciences – biology, chemistry, development, etc.
- Strategic Operations

~43%	~55%	~1%
Female	Male	Non-Binary

Data shown reflective of Q1 2024, gender statistics include participating individuals

Parity Pledge Signer
gender parity and people of color parity

Locations


Montréal,
Québec
Toronto,
Ontario
Salt Lake City,
Utah
San Francisco,
California

Headquarters in **Salt Lake City, Utah** with additional locations in:

- San Francisco, California
- Toronto, Ontario
- Montréal, Québec
- London, England


London,
England

61

Recursion

Our leadership brings together experience & innovation to advance TechBio

Board of Directors



Rob Hershberg, MD PHD
Co-Founder, CEO, & Chair of HilleVax, Former EVP, CSO. & CBO of Celgene



Chris Gibson, PHD
Co-Founder & CEO



Dean Li, MD PHD
Co-Founder of RXRX, President of Merck Research Labs



Zavain Dar
Co-Founder & Partner of Dimension



Terry-Ann Burrell, MBA
CFO & Treasurer of Beam Therapeutics



Blake Borgeson, PHD
Co-Founder of RXRX



Zachary Bogue, JD
Co-Founder & Partner of Data Collective



Najat Khan, PHD
Chief R&D Officer & Chief Commercial Officer

Executive Team



Chris Gibson, PHD
Co-Founder & CEO



Najat Khan, PHD
Chief R&D Officer & Chief Commercial Officer



Tina Larson
President & COO



Michael Secora, PHD
Chief Financial Officer



David Mauro, MD PHD
Chief Medical Officer



Ben Mabey
Chief Technology Officer



Laura Schaevitz, PHD
SVP & Head of Research



Kristen Rushton, MBA
Chief Business Ops Officer



Nathan Hatfield, JD MBA
Chief Legal Officer



Matt Kinn, MBA
SVP Business Development

62

Recursion

Trademarks are the property of their respective owners and used for informational purposes only.

Additional Information about Scientific Approach 63

Genome-scale mapping This is a whole-genome arrayed CRISPR knock-out Map generated in primary human endothelial cells Every gene is represented in a pairwise way (each is present in columns and rows) Dark Red indicates phenotypic similarity according to our neural networks while Dark Blue indicates phenotypic anti- similarity (which in our experience often suggests negative regulation) We can add the phenotypes of hundreds of thousands of small molecules at multiple doses and query and interact with these maps using a web application Thousands of examples of known biology and chemistry 64 ß All Human Genes with Significant Effects in this Cellular Context → ß All Human Genes with Significant Effects in this Cellular Context →

DOCK9 SLC39A1 ASB7 MEGF8 PRKCH SOCS3 PHF13 PPP1R9B TNKS1BP1 ZMYM3 FAM49B STK24 YWHAB IL6ST IL6R STAT3 IL6 JAK1 One such example – the JAK / STAT pathway clustered by strength of interaction, including both similar genes (red) and opposite genes (blue) Can wade into areas of novel biology and chemistry… 65 JAK1 IL6 STAT3 IL6R IL6ST YWHAB STK24 FAM49B ZMYM3 TNKS1BP1 PPP1R9B PHF13 SOCS3 PRKCH MEGF8 ASB7 SLC39A1 DOCK9

66

Virtuous Cycles Drive Super-Linear Knowledge Creation 67

Additional Information about Pipeline Programs 68

Clinical: CCM

REC-994 for CCM

First-in-disease potential in CCM with an orally bioavailable small molecule superoxide scavenger

Program Overview	• First therapeutic candidate advanced to an industry-sponsored Phase 2 trial (SYCAMORE) for CCM • Partnered with leading KOLs at University of Rochester to develop a CCM PRO instrument for clinical trials • Putative MOA decreases ROS and oxidative stress to rescue pathogenetic endothelial dysfunction
Clinical Updates	• Favorable safety and tolerability profile in Phase 1 dose-escalation with no DLTs and no SAEs • Phase 2 trial fully accrued ahead of schedule in June 2023, enrolling 62 symptomatic CCM patients • Vast majority of patients treated with REC-994 for ≥ 12 months continue to opt into LTE portion
Near-term Catalysts	• Phase 2 readout (safety, preliminary efficacy, pharmacokinetics) expected September 2024 • Results from Phase 2 expected to inform defined registration path with guidance from FDA
Commercial Opportunity	• ~360,000 symptomatic CCM patients living in US and EU5 with no pharmacological agents approved • Favorable competitive landscape with REC-994 estimated to be 2+ years ahead in development
IP & Exclusivity	• ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval • Method of use patents provide protection until 2035 (excluding extensions)

69

Recursion

Clinical: CCM

Disease Overview : CCM is an Under-Appreciated Orphan Disease

Non-oncology Orphan Indication	Product	U.S. + EU5 Prevalence
Cerebral cavernous malformation (CCM)	REC-994 (Recursion)	>1,800,000 (Symptomatic: ~360,000)
Idiopathic pulmonary fibrosis (IPF)	Esbriet (pirfenidone)	>160,000
Cystic fibrosis (CF)	VX-669/ VX-445 + Tezacaftor + Ivacaftor - Vertex	>55,000
Spinal muscular atrophy (SMA)	SPINRAZA (nusinersen)	>65,000

Sources: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in Older Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221; Maher T, et al Global incidence and prevalence of idiopathic pulmonary fibrosis. Respir Res. 2021 Jul 7;22(197). Doi: 10.1186/s12931-021-01791-z. PMID: 34233665. DRG 2022 Solutions, Report: Epidemiology, Cystic Fibrosis. CDC: SMA

70

Recursion

Clinical: CCM

CCM – Applied prototyping of the Recursion OS


2100 Compounds
Primary Screen
High-Content Structural Analysis
Scrambled Control or CCM2 siRNA
HMVEC-D
Compound treatment
High-throughput imaging
Automated analysis
38 Compounds
Secondary Screen
Transcellular Resistance Functional Analysis
siCTRL or siCCM2
HMVEC-D
ECIS analysis
7 Compounds
Table 1
Tertiary Screen
Modified Miles Assay-Acute Dermal Permeability
Drug
EBD
2 Compounds
Quaternary Screen
Chronic Treatment MRI analysis
Treated food or water
MRI


siCTRL
siCCM2
siCCM2 + Simvastatin
siCCM2 + Cholecalciferol
siCCM2 + REC-994

Using an early version of our Recursion OS in an academic setting, we identified about 39 molecules out of 2,100 screened that according to a machine learning classifier rescued a complex unbiased phenotype associated with CCM2 loss of function.

Through a set of follow-on confirmatory assays of increasing complexity, REC-994 stood out as one of two compounds we tested in a 5-month chronic CCM animal model where both compounds demonstrated significant benefit.

71

Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015

Recursion

Clinical: CCM

Preclinical Studies: REC-994 reduces lesion burden and ameliorates vascular defects in genetic mouse models of CCM

1 Reduces lesion number & size in *Ccm1* and *Ccm2* LOF mouse models


Ccm1 LOF Model
Total Lesion Number
Vehicle
10 mM
Average Lesions per Animal
Vehicle
REC-994
0.000 - 0.014
0.014 - 0.029
0.029 - 0.058
0.058 - 0.115
0.115 - 0.230
0.230 - 0.461
0.461 - 0.922
0.922 - 1.843
1.843 - 3.686
3.686 - 7.373
7.373 - 14.746
14.746 - inf
Lesion size (mm²)


Ccm2 LOF Model
Total Lesion Number
Vehicle
10 mM
Average Lesions per Animal
Vehicle
REC-994
Lesion size (mm²)

2 Rescues acetylcholine-induced vasodilation defect


WT
ecKO
ecKO + REC-994
% Vasodilation
PRE
Acetylcholine [Log M]

3 Rescues dermal permeability defect in CCM2 mice


DMSO control
REC-994
Dermal Permeability (Absorption, AU)
Ccm2 WT
Ccm2 ecKO

- **REC-994 stabilizes the integrity of vasculature against challenges to permeability**
- **Altered vascular permeability is a clinically relevant feature of CCM lesions**

72

Recursion

Source: Data above from Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015 or Recursion internal data (Ccm1 mouse model)

Clinical: CCM

REC-994 : Mechanism of Action

Healthy | CCM | REC-994 Impact


Plasma Membrane
CCM1
CCM2
FOX01
SOD2
Nucleus
SOD2
O2⁻
H2O2
Mitochondria
eNOS
NO
Plasma Membrane
CCM1
FOX01
SOD2
O2⁻
H2O2
Nucleus
Mitochondria
eNOS
NO
ONOO
Plasma Membrane
CCM1
FOX01
SOD2
Nucleus
O2⁻
H2O2
REC-994
Mitochondria
eNOS
NO

By regulating SOD2, CCM1 (KRIT1) & CCM2 suppress:

- Endothelial cell activation
- Smooth muscle proliferation
- Leukocyte adhesion
- Platelet aggregation

***CCM1* or *CCM2* loss of function leads to activated endothelium:**

- Decreased cell-cell junctional integrity and increased monolayer permeability
- Impaired vasodilation
- Cavernous angioma formation

Dosing of REC-994 restores normal function:

- Normalized ROS balance
- Restores quiescent endothelial cell state
- Stabilizes endothelial barrier function

Adapted from REC-994 Investigator Brochure

73

Recursion

Clinical: CCM Further Confidence : Clinical Studies Indicate Favorable Safety Profile REC-994 Phase 1 Studies - well-tolerated with no dose-dependent adverse events in SAD and MAD MAD Study Placebo 50 mg 200 mg 400 mg 800 mg Total Number of TEAEs 5 0 10 4 15 Total Subjects with ≥ one TEAE 4 0 3 3 4 Severity Mild 3 0 3 3 3 Moderate 1 0 0 0 1 Severe 0 0 0 0 0 Relationship to Study Drug None 3 0 0 2 1 Unlikely 1 0 1 1 2 Possibly 0 0 0 0 0 Likely 0 0 2 0 1 Definitely 0 0 0 0 0 Total Number of SAEs 0 0 0 0 0 Total Subject with ≥ one TEAE 0 0 0 0 0 Discontinued Study Drug Due to AE 0 0 0 0 0 Source: REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformation (CCM) Phase 1 SAD and MAD Study Results. Oral P resentation at Alliance to Cure Scientific Meeting. 2022 Nov 17 74

Clinical: NF2

REC-2282 for Neurofibromatosis Type 2 (NF2)

First-in-disease opportunity in NF2 with HDAC inhibitor

Program Overview	• Orally bioavailable small molecule inhibitor of class I and class IIB HDACs in Phase 2/3 (POPLAR) trial • Unique MOA that disrupts PP1-HDAC interface, attenuating pathophysiologic p-AKT without affecting total AKT • Fast Track Designation in *NF2* mutant meningioma granted by FDA in 2021
Clinical Updates	• Part A (Phase 2) fully enrolled with 24 adult participants • Early Phase 1 study demonstrated mPFS of 9.1 months in patients with CNS tumors, including 5 NF2 patients • Therapeutic concentrations of REC-2282 achieved in plasma and CNS tumors in early Phase 1 studies
Near-term Catalysts	• Phase 2 readout in adults (safety and preliminary efficacy) expected Q4 2024
Commercial Opportunity	• ~ 33,000 NF2-associated meningioma patients in US and EU5 eligible for treatment with no approved therapies • Potential to expand into additional NF2 mutant populations including mesothelioma, MPNST and EHE
IP & Exclusivity	• ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval • Composition of matter patent provides protection until 2030 (excluding extensions)

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Clinical: NF2

Disease Overview : Neurofibromatosis Type 2 (NF2) Meningiomas

- Most tumors are benign and slow growing but location in CNS leads to serious morbidity or mortality
- Prognosis is adversely affected by early age at onset, a higher number of meningiomas and having a truncating mutation

Intracranial Meningioma



>66,000 Patients have Meningiomas


~6,000 *NF2 Patients have Meningiomas (Familial)*
~27,000 *Patients who have Meningiomas that Harbor NF2 Mutations (Sporadic)*

~33,000

Treatable US + EU5 patients

- Threatens mortality; if amenable, surgical excision is primary intervention
- Many patients have multiple meningiomas that exhibit heterogenous behavior and asynchronous growth
- **Stasis or shrinkage of tumor could improve prognosis**

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Source: Pemov, et al. Comparative clinical and genomic analysis of neurofibromatosis type 2-associated cranial and spinal meningiomas. Nature. 2020 Jul 28;10(12563). Doi: https://doi.org/10.1038/s41598-020-69074-z; NORD

Clinical: NF2

Insight from OS : REC-2282 Rescued Loss of *NF2*


Sick
Healthy
Drug
REC-2282
1 µM
Healthy Cells
NF2 knockdown cells
Side Effect Score Median
Disease Score Median
50
40
30
20
10
0
-10
-0.2
0
0.2
0.4
0.6
0.8
1
1.2

Prevents growth & regrowth of NF2-deficient meningioma model in mice


Total Flux (photons/second)
9.01E+06
8.01E+06
7.01E+06
6.01E+06
5.01E+06
4.01E+06
3.01E+06
2.01E+06
1.01E+06
1.00E+04
0
1
6
1
2
3
4
5
6
+ REC-2282 (months)
+ Normal diet (months)

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HUVEC, human umbilical vein endothelial cells; NF2, neurofibromatosis type 2; siRNA, small interfering RNA.

Recursion

Clinical: NF2

REC-2282 : Mechanism of Action

Orally Bioavailable, CNS-penetrating, Small Molecule HDAC Inhibitor


1
2
3
Plasma Membrane
RTK
Merlin
PI3K
?
AKT
PP1
mTORC1
PP1
HDAC
eIF4F
Normal cell proliferation and survival
Constitutive activation is independent of extracellular factors and does not respond to biochemical signals that would normally regulate activity
Merlin
AKT
mTORC1
eIF4F
Cell proliferation and survival
Merlin
AKT
PP1
mTORC1
PP1
eIF4F
HDAC
REC-2282
Cell proliferation and survival

1. NF2 encodes for the protein Merlin and negatively regulates mTOR signaling
2. Loss of Merlin leads to increased signaling in the PI3K/AKT/mTOR pathway
3. Oncogenic mTOR signaling arrested with HDAC inhibitors

AKT, protein kinase B; eIF4F, eukaryotic initiation factor 4F; HDAC, histone deacetylase; mTor, mammalian target of rapamycin; mTORC1; mammalian target of rapamycin complex 1; NF2, neurofibromatosis type 2; PI3K, phosphoinositide 3-kinase; PP1, protein phosphate 1; Ras, reticular activating system.

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Clinical: NF2

REC-2282 Appears Well Suited for NF2 vs Other HDAC Inhibitors

REC-2282 Would be First-In-Disease HDAC Inhibitor for Treatment of NF2 Meningiomas


Targets AKT Pathway? [3]
Has CNS Exposure? [3]
Oral ROA (vs. IV) [3]
Low/No QTc Liability [1,2,3]
HDAC Inhibitors
REC-2282
VORINOSTAT
BELINOSTAT
ROMIDESPSIN

[1] Sborov DW, et al. A phase 1 trial of the HDAC inhibitor AR-42 in patients with multiple myeloma and T- and B-cell lymphomas. Leuk Lymphoma. 2017 Oct;58(10):2310-2318.
[2] Collier KA, et al. A phase 1 trial of the histone deacetylase inhibitor AR-42 in patients with neurofibromatosis type 2-associated tumors and advanced solid malignancies. Cancer Chemother Pharmacol. 2021 May;87(5):599-611.
[3] Prescribing Information of Vorinostat/Belinostat/Romidepsin respectively

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Clinical: FAP

REC-4881 for Familial Adenomatous Polyposis (FAP)

First-in-disease opportunity in FAP with a MEK 1/2 inhibitor

Program Overview	• Orally bioavailable, small molecule non-ATP competitive allosteric inhibitor of MEK 1/2 in Phase 1b/2 (TUPELO) • REC-4881 appears more active versus approved MEK inhibitors in disease relevant preclinical models • Fast Track Designation in FAP granted by FDA in 2022
Clinical Updates	• Part 1 completed with 4 mg QD generally well-tolerated and safety profile consistent with other MEK inhibitors • Early PD data indicates 4 mg is pharmacologically active – Part 2 protocol updated to dose escalation / expansion • Efficacy will evaluate change in polyp burden relative to baseline at 12 weeks
Near-term Catalysts	• FPI for Part 2 achieved in Q2 2024 • Phase 2 initial readout (safety, preliminary efficacy, pharmacokinetics) anticipated H1 2025
Commercial Opportunity	• ~ 50,000 FAP patients in US and EU5 eligible for treatment with no approved therapies • Opportunity to treat moderate-to-severe population to potentially delay or prevent surgical intervention
IP & Exclusivity	• ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval • No known barriers to market access

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Clinical: FAP

Disease Overview : Familial Adenomatous Polyposis



Polyps Found in Colon and Upper GI Tract

Patient Population

- Autosomal dominant tumor predisposition syndrome caused by a mutation in the APC gene
- Classic FAP (germline mutation) :
  - Hundreds to thousands of polyps in colon and upper GI tract
  - Extraintestinal manifestations (e.g., desmoid tumors)
  - 100% likelihood of developing colorectal cancer (CRC) before age 40, if untreated
- Standard of care: colectomy during adolescence
- Post-colectomy, patients at significant risk of polyps progressing to GI cancer

~50,000 Diagnosed US + EU5 patients

https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis

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Clinical: FAP Preclinical Validation of Novel OS Insight in Relevant FAP Models 82

Clinical: FAP 83 MoA : REC-4881 Blocks Wnt Mutation Induced MAPK Signaling Orally Bioavailable, Small Molecule MEK Inhibitor Disease State REC-4881 Impact 1 3 2 REC-4881 inhibits MEK 1/2 and recovers the destabilization of RAS by the 3 β-Catenin destruction complex, restoring the cell back to a Wnt-off like state 83 Jeon, WJ, et al. (2018). Interaction between Wnt/β-catenin and RAS-ERK pathways and an anti-cancer strategy via degradations of β-catenin and RAS by targeting the Wnt/β-catenin pathway. npj Precision Oncology, 2(5).

Clinical: AXIN1 or APC

REC-4881 for AXIN1 or APC Mutant Cancers

First-in-disease opportunity in AXIN1 or APC mutant cancers with a MEK 1/2 inhibitor

Program Overview	• Orally bioavailable, small molecule non-ATP competitive allosteric inhibitor of MEK 1/2 in Phase 2 (LILAC) • First therapeutic candidate advanced to a Phase 2 signal finding study in *AXIN1* or *APC* mutant cancers • Recursion's first clinical trial in oncology and the first that used inferential search for hypothesis generation
Clinical Updates	• Safety run-in of REC-4881 to identify RP2D prior to allocation • Protocol designed to assess activity in two independent cohorts of AXIN1 or APC mutant tumors • Efficacy will evaluate ORR as measured by RECIST 1.1
Near-term Catalysts	• FPI achieved in Q1 2024 • Phase 2 readout (safety, preliminary efficacy, and PK) anticipated H1 2025
Commercial Opportunity	• Diagnosed incidence of ~ 104,000 2L+ drug-treatable patients harboring *AXIN1* or *APC* mutations in US and EU5 • AXIN1 and APC genes covered by commercially available NGS panels and liquid biopsy detection assays
IP & Exclusivity	• Method of use patent pending with protection until 2043 (excluding extensions) • No known barriers to market access

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Clinical: AXIN1 or APC

Disease Overview : AXIN1 or APC Mutant Cancers


Breast
4%
Gynecological
7%
Urological
13%
SCCHN
15%
Upper GI
18%
Colorectal[3]
42%
~104,000
2L+ drug-treatable
AXIN1/APC-mutant cases
each year (US & EU5)[1,2]

Flexible Patient Selection Strategy and Study Design

- *AXIN1* and *APC* genes covered by commercially available NGS panels and liquid biopsy detection assays
- FDA guidance supports utility of ctDNA as patient selection for the detection of alterations for eligibility criteria and as a stratification factor for trials enrolling marker-positive and marker-negative populations[4]
- Multiple tumor types will inform study design and patient selection

When present, *AXIN1* or *APC* mutations may be actionable drivers across multiple solid tumors

[1]AXIN1 and APC alteration frequencies obtained from AACR Genie Portal. [2] Advanced population estimates using number of deaths per year in US and EU5 across tumors, extracted from ACS and ECIS. [3] CRC population restricted to RAS/RAF wildtype.[4] https://www.fda.gov/media/158072/download.

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Recursion

Clinical: AXIN1 or APC 86 Recursion OS Identified Novel Insight of AXIN1 & APC biology REC 4881 Significantly greater antitumor activity in mutant models led to significant PFS benefit APC AXIN1 2.5 µm 1.0 µm 0.25 µm 0.1 µm REC-4881 is phenotypically opposite to the genetic KO of APC and AXIN1 providing a novel mechanism that may restore the disease state modeled by the loss of these genes 86

Clinical: *C. difficile*

REC-3964 for Prevention of recurrent *C. difficile* infection (rCDI)

Potential first-in-class small molecule for prevention of rCDI

Program Overview

- Orally bioavailable, small molecule *C. difficile* toxin inhibitor and the first NCE developed by Recursion
- Differentiated MOA selectively targets bacterial toxin while sparing the host to minimize adverse events
- Robust preclinical activity demonstrating superiority vs bezlotoxumab in the gold standard hamster model

Clinical Updates

- Favorable safety and tolerability profile in Phase 1 dose-escalation with no DLTs and no SAEs
- Minimal adverse events seen in Phase 1, and all deemed Grade 1
- BID dosing provides therapeutic exposures expected to reach targeted trough concentrations

Near-term Catalysts

- Phase 2 proof-of-concept study planned for initiation in Q4 2024
- Preliminary readout expected YE 2025

Commercial Opportunity

- > 100,000 high-risk rCDI patients in US and EU5 with limited treatment options to prevent recurrent disease
- Ability to address populations not eligible for FMT or microbiome-based therapies due to comorbidities

IP & Exclusivity

- Composition of matter patent allowed with protection until 2042 (excluding extensions)
- No known barriers to market access

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Recursion

Clinical: C. difficile Insight from OS: REC-3964 Rescued Cells Treated with C. difficile Toxins REC-3964 significantly extended survival over SOC REC-3964 0.1 µM Disease State Healthy • REC-3964 potently inhibits toxin B with residual activity against Cells toxin A, while bezlotoxumab is specific to toxin B. • Significant difference in probability of survival vs bezlotoxumab alone at the end of treatment (p<0.001, log-rank test) 88

Clinical: *C. difficile*

REC-3964 : Selective Inhibitor of *C. difficile* Toxins

REC-3964 is Recursion's 1st Small Molecule NCE to Reach the Clinic


Toxin
GT
1
Apical Surface / Gut Lumen
Cytoplasm
Legend:
GT
UDP-Glucose Glucosyltransferase
2
Endosome
3
OH
RHO
Active
Glucosylation
UDP-glucose
UDP
O-glucose
Inactive
4
Intestinal barrier disruption:
Inflammation
Diarrhea
Sepsis
Colitis
Basolateral Surface

1. CDI toxins bind to cell surface receptors and trigger endocytic event
2. Autocatalytic cleavage event releases CDI toxin's glucosyltransferase enzymatic domain into the cytosol of the infected cell
3. The glucosyltransferase locks Rho family GTPases in the inactive state
4. Inactivation of Rho GTPases alters cytoskeletal dynamics, induces apoptosis, and impairs barrier function which drives the pathological effects of CDI

Adapted from Awad, MM. et al. (2014). Clostridium difficile virulence factors: Insights into an anaerobic spore-forming pathogen. Gut Microbes. 5(5), 579-593.

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Recursion

Clinical: C. difficile REC-3964 : Selective Inhibitor of C. difficile Toxins REC-3964 is Recursion’s 1st Small Molecule NCE to Reach the Clinic 1 2 5 3 REC-3964 binds and blocks 5 catalytic activity of the toxin’s innate glucosyltransferase, but not 4 the host's 90 Adapted from Awad, MM. et al. (2014). Clostridium difficile virulence factors: Insights into an anaerobic spore-forming pathogen. Gut Microbes. 5(5), 579-593.

Clinical: *C. difficile*

REC-3964 for *C. difficile* Phase 1 Study Complete

Trial Design
- Randomized, Double-blind Trial

Population
- Healthy Participants
- SAD (n = 48)
  - 36 participants treated with REC-3964
  - 12 participants treated with placebo
- MAD (n = 42)
  - 34 participants treated with REC-3964
  - 8 participants treated with placebo

Primary Objectives
- ✓ Assess the safety & tolerability of SAD and MAD of REC-3964
- ✓ Evaluate the PK profile of REC-3964 after single and multiple doses

Phase 1 Topline

- REC-3964 oral administration was **well tolerated** by all subjects tested
  - ✓ **3%** (n=1) of participants in SAD with drug-related AEs
  - ✓ **12%** (n=4) of participants in MAD with drug-related AEs
  - ✓ All AEs were deemed **Grade 1**
  - ✓ **No SAEs** were observed
  - ✓ **No discontinuations** related to treatment
- REC-3964 exhibited a **favorable PK profile**
  - ✓ Exposures (AUC) **increased approximately dose-proportionally** across the dose ranges tested (50 mg – 1200 mg)
  - ✓ Half-life ranged from **~7-10 hours;** BID dosing expected to reach targeted trough concentrations

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Recursion

Clinical: C. difficile Further Confidence : Clinical Studies Confirming Safety REC-3964 was well-tolerated with no treatment-related SAEs REC-3964 MAD Placebo 100 mg 300 mg 500 mg 900 mg Overall Overall MAD Study (N=8) (N=10) (N=8) (N=8) (N=8) (N=34) (N=42) n ( %) n ( %) n ( %) n ( %) n ( %) n ( %) n ( %) Total Number of TEAEs 17 24 5 9 7 45 62 Total Participants with ≥ 1 TEAE 6 (75.0) 8 (80.0) 4 (50.0) 5 (62.5) 4 (50.0) 21 (61.8) 27 (64.3) Relationship to Study Drug Not Related 4 (50.0) 6 (60.0) 3 (37.5) 4 (50.0) 4 (50.0) 17 (50.0) 21 (50.0) Related 2 (25.0) 2 (20.0) 1 (12.5) 1 (12.5) 0 4 (11.8) 6 (14.3) Abdominal Distension 2 (25.0) 1 (10.0) 1 (12.5) 1 (12.5) 0 3 (8.8) 5 (11.9) 0 1 (10.0) 0 0 0 1 (2.9) 1 (2.4) Flatulence Severity Grade 1 6 (75.0) 8 (80.0) 4 (50.0) 5 (62.5) 4 (50.0) 21 (61.8) 27 (64.3) Grade 2 0 0 0 0 0 0 0 Grade ≥ 3 0 0 0 0 0 0 0 Total Number of SAEs 0 0 0 0 0 0 0 Discontinued Study Drug Due to AE 0 0 0 0 0 0 0 TEAEs = treatment emergent adverse events; Grade 1 = Mild, Grade 2 = Moderate, Grade 3 = Severe, Grade 4 = Life Threatening, Grade 5 = Fatal 92

Preclinical: REC-1245

REC-1245: RBM39 Inhibition for Advanced HR-Proficient Cancers

Potential first-in-class molecular glue degrader for biomarker selected population

Program Overview	• Recursion OS identified RBM39 as a novel target capable of mimicking CDK12 biology independent of CDK13 • Lead molecule has demonstrated durable regressions across HRP and HRD cell line and patient derived xenografts • Program advanced from target identification to IND-enabling stages in under 18 months
Clinical Updates	• No significant in vitro safety concerns with favorable tolerability in disease relevant animal models • Target engagement assays demonstrate strong correlation between RBM39 degradation and tumor reduction in vivo • Excellent physiochemical properties and reasonable human projected doses support cost-effective CMC campaign
Near-term Catalysts	• IND submission expected in Q3 2024 with Phase 1/2 initiation expected in Q4 2024 • Phase 1 data from the dose-escalation portion expected by YE 2025
Commercial Opportunity	• ~220,000 patients in US and EU5 harbor cancers that lack HRR mutations and have progressed on frontline therapies • Potential as a single agent or in combination with other agents (PARP, IO, chemo, etc.)
IP & Exclusivity	• Composition of matter patent pending with protection until 2043 (excluding extensions) • No known barriers to market access

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